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                                                                   Exhibit 10.43

                            MASTER LEASE AGREEMENT

                                  NO. 4187960

                    Effective Date:_________________

                    [LETTERHEAD OF DELL FINANCIAL SERVICES]

Lessor: DELL FINANCIAL SERVICES L.P.                Lessee:INTERLIANT, INC.

Mailing Address            Payment Address:
---------------            ---------------          Two Manhattanville Road
PO Box 811550              PO Box 99355             Purchase, NY 10577-2118
Chicago, Illinois          Chicago, Illinois        Fax: 9146941190
60681-1550                 60693                    Attention: General Counsel
Fax:                       Fax:
Attention: Chief Operating Attention:
           Officer

This Master Lease Agreement ("this Agreement"), dated to be effective as of the Effective Date set forth above, is between the Lessor and Lessee named above.

1. LEASE.

Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the Products described in any lease schedule subject to this Agreement (each a "Schedule") executed by Lessee end Lessor from time to time in the form attached to this Agreement as Exhibit A. Lessor and Lessee may agree to amend this Agreement to use a modified version of Lessee's purchase order form as an alternative form of Schedule hereunder. The provisions of this Agreement shall govern each Schedule and each Schedule shall constitute a separate lease of Products (a "Lease"). Except as may be specifically provided otherwise in this Agreement, in the event of any conflict between the terms of any Schedule and the terms of this Agreement, the terms of the Schedule shall prevail. All rights to the Products not specifically granted to Lessee in this Agreement or in a Schedule are reserved by Lessor.

2. ACCEPTANCE; COMMENCEMENT DATE AND TERM.

(a) Lessee may, from time to time, order Products from Seller for lease under this Agreement. Subject to any right of return provided by the Seller, such Products are deemed to have been irrevocably accepted under this Agreement upon delivery to Lessee's specified delivery location ("Acceptance"). Lessor shall prepare and send to Lessee Schedules under this Agreement specifying the lease terms for Products ordered by Lessee. Lessee agrees to sign and return each
Schedule 5 days after Lessee receives a Schedule unless Lessee receives a Schedule before the Acceptance Date, in which case the Schedule shall be returned to Lessor on the later of the Acceptance Date of the Products or 5 days after Lessee's receipt of the Schedule. If the Lessee fails to comply with the prior sentence, Lessor may require the Lessee to purchase the Products at the Total Product Acquisition Cost set forth on the Schedules, plus any shipping charges, Taxes or Duties and Interest at the Overdue Rate accruing from the date the Products are shipped through the date of payment.

     Lessee and Lessor agree that a signed Schedule may be amended by written notice from Lessor to Lessee provided such notice is (i) to correct the serial (or service tag) number of Products and/or (ii) adjust up to 15% of the Total Product AcquisitIon Cost and the related Rent on the Schedule caused by changes in Lessee's order with the Seller.

(b) Each Lease shall have a primary term (the "Primary Term") for the number of months set forth in the Schedule. The Primary Term for each Lease shall begin on the date set forth on the Schedule as the Commencement Date (the "Commencement Date"). The period beginning on the Acceptance Date and ending on the last day of the Primary Term, together with any renewals or extensions thereof, is defined as the "Lease Term". Each Lease of Products shall become effective as of the applicable Acceptance Date and shall continue for the Lease Term and shall be non-cancelable by Lessee.

3. RENT; PAYMENT OBLIGATION.

(a) The amount of the rental payments ("Rent"), and the payment thereof, with respect to the Lease of any Product hereunder, shall be as provided in the applicable Schedule. Rent shall be due and payable as stated in the relevant Schedule starting on the Commencement Date; provided, however, that added to the first payment of Rent shall be a prorated portion of Rent calculated based on a 30-day month, 90-day quarter or 360-day year (as appropriate) for the period from the Acceptance Date to the Commencement Date. All Rent and other amounts due and payable under this Agreement or any Schedule shall be paid to Lessor in lawful funds of the United States of America at the payment address for Lessor set forth above or at such other address as Lessor may designate from time to time. Whenever Rent and other amounts payable under this Agreement are not paid when due, Lessee shall pay interest on such amounts at the Overdue Rate (or the maximum interest rate legally permissible whichever is less). Rent shall be due and payable whether or not Lessee has received any notice that such Rent is due.

(b) EACH LEASE SHALL BE A NET LEASE, and any Rent or other amounts set forth in this Agreement or any Schedule shall not include insurance, handling costs, shipping or other transportation costs (except as may be specifically provided in any Schedule); or sales, use, excise, purchase, property, added value or other taxes, fees, levies or assessments, or (to the extent Lessor may consent to Lessee's transfer of any Products to Persons outside the United States) customs, duties or surcharges on imports or exports (collectively, "Taxes or Duties"), with respect to the Products, this Agreement or any Lease, all of which shall be paid directly by or charged to the account of Lessee. If Lessee claims eligibility for exemption from any tax, it shall provide Lessor with a tax exemption certificate acceptable to the relevant taxing authority prior to Lessor's payment of such tax. Any such Tax or Duty Lessor may be required to collect or pay (other than taxes based on the Income of Lessor) shall be paid by Lessee and, if not specifically set forth in this Agreement or the applicable Schedule as payable concurrently with the payment of Rent, shall be due and payable to Lessor on demand.

(C) LESSEE'S OBLIGATION TO PAY ALL RENT AND OTHER AMOUNTS WHEN DUE AND TO OTHERWISE PERFORM AS REQUIRED UNDER THIS AGREEMENT OR ANY SCHEDULE SHALL RE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY ABATEMENT, REDUCTION, SET-OFF, DEFENSE, COUNTERCLAIM, INTERRUPTION, DEFERMENT OR RECOUPMENT FOR ANY REASON WHATSOEVER WHETHER ARISING OUT OF ANY CLAIMS BY LESSEE AGAINST LESSOR, THE SUPPLIER OR MANUFACTURER OF THE PRODUCTS, TOTAL OR PARTIAL LOSS OF THE PRODUCTS OR THEIR USE OR POSSESSION, OR OTHERWISE. If any Product is unsatisfactory for any reason, Lessee shall make its claim solely against the Seller or Licensor of such Product and shall, nevertheless, pay Lessor or its assignee all amounts due and payable under the Lease.

4.  LICENSED MATERIALS.

This Agreement or any Schedule does not grant any right, title or Interest in or to that portion of any Products constituting or containing Software or Documentation or any items in the Operating System Software Kit (collectively, "Licensed Materials"). Any rights that Lessee may have with respect to Licensed Materials shall arise only pursuant to license agreements

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between Lessee end the licensor(s) of such Licensed Materials (collectively, the
"Licensors") which license agreements (the "Licenses") may be contained within the packaging associated with the Products. All title to and ownership of the Licensed Materials (together with all rights in patents, copyrights, trade secrets and other intellectual property rights applicable thereto) are and shall remain with the Licensors during and after the term of this Agreement. Any use of the terms "sell," "purchase," "license," "lease," and the like in this Agreement or any Schedule with respect to Licensed Materials shall be interpreted in accordance with this Section 4.

5.  PERFORMANCE BY LESSOR.

Lessor shall have the right to accept or reject in Lessor's sole discretion any request by Lessee for the leasing of Products under this Agreement. Each Schedule shall be binding upon Lessor and Lessee in accordance with the terms contained herein. Lessor shall have no obligations with regard to any Schedule unless Lessor receives clear and unencumbered title to the Products (excluding Licensed Materials) either through an assignment of Lessee's rights and interests in the Products, or otherwise, in the event Lessor has not received such title prior to the Commencement Date of the applicable Schedule, Lessor may terminate its obligations hereunder, and reassign all rights and obligations with respect to the Products to Lessee without recourse or warranty. Lessee shall thereafter promptly reimburse Lessor for all expenses and other amounts incurred by Lessor with respect to such Products and transaction, plus interest from the date such amounts were disbursed by Lessor through the date such amounts are reimbursed by Lessee at the Overdue Rate .

6.  USE; LOCATION; INSPECTION.

Lessee shall be solely responsible for unpacking and installing the Products. Lessee agrees to comply with all terms and conditions of any Licenses and shall possess and operate the Products only (i) in accordance with the Documentation and Applicable Laws (including Intellectual property laws); and (ii) for the Internal business purposes of Lessee and not for any other use or disposition. Lessee agrees not to move Products from the locations set forth in the related Schedule without providing Lessor with at least 30 days prior written notice, and then only to a location within the United States; provided, however, Lessee may temporarily move from such location any laptops or notebook computers without notice to Lessor to a location within or outside the United States so long as, while they are outside the United States, they are used in compliance with the United States Export Control Administration Act of 1979 and the Export Administration Act of 1985, as those Acts are amended from lime to time (or any successor or similar legislation). Lessee shall be responsible for all costs and expenses in connection with such relocation, including those incurred by Lessor in the protection of its interests in the Products Provided Lessor complies with Lessee's reasonable security requirements, Lessee shall allow Lessor to inspect the premises where the Products are located from time to time during reasonable hours after reasonable notice in order to confirm Lessee's compliance with its obligations under this Agreement and shall correct any deficiencies promptly upon notice from Lessor.

7.  RETURN.

At the expiration of the Lease Term for any Product or earlier termination of each Lease, Lessee agrees to remove all proprietary data and return to Lessor at a place within the contiguous United States designated by Lessor, all Products (with their Operating System Software Kits), leased to Lessee under the Lease. Lessee agrees to package the Products for return in a manner which will protect them from damage and pay for the cost of transporting the Products up to 500 miles from the original delivery location. If Products are not returned in the condition required by Section 8 below, Lessee shall promptly reimburse Lessor for all costs and expenses for missing or damaged Products. If Lessee fails to return all of the Products at the expiration of any applicable Term, Lessee shall promptly pay the estimated in-place fair market value for such Products as determined by Lessor.

8.  RISK OF LOSS; MAINTENANCE

Lessee assumes all risk of loss or damage to Products from the time such Products are either (i) delivered to a carrier for shipment to Lessee if Lessee or a third party arranges for their shipment or (ii) delivered to Lessee (if shipment is arranged by Lessor, Deli Computer Corporation or their Affiliates) until their return to Lessor. Lessee agrees to maintain the Products in good operating condition and appearance (Ordinary wear and tear excepted), in compliance with requirements necessary to enforce all Product warranty rights and agrees to promptly repair any repairable damage. During the Lease Term, Lessee shall ensure that each Product is covered by a maintenance agreement (if available) from the manufacturer of such Product or another Person that is reasonably acceptable to Lessor or, upon Lessor's prior written approval, Lessee may self-maintain the Products in accordance with the standards set forth in this section. If the Products are lost, stolen, destroyed, damaged beyond repair or in the event of any condemnation, confiscation, seizure or expropriation of such Products ("Casualty Products"), Lessee shall promptly (i) notify Lessor of the same and (ii) pay to Lessor the Stipulated Loss Value for the Casualty Products.

9.  ALTERATIONS.

Lessee shall, at its expense, make such alterations to Products during the Lease Term as legally required or made available to Lessee by the Seller. Lessee may make other alterations, additions or improvements to Products provided they do not violate any License or decrease the value or utility of Products end are readily removable. Lessee may at its own expense, remove any such alteration, addition or improvement at the expiration at the relevant Lease Term provided Lessee shall restore the Products to their original configuration and repair any resulting damage to Products. Any alteration, addition or improvement that is not removed by Lessee as provided above shall become the property of Lessor upon the Products' return, free and clear of all liens and encumbrances.

10. INSURANCE.

Lessee shall obtain and maintain at its own expense, from the date risk of loss passes to Lessee hereunder until all of Lessee's obligations under the related Lease have been performed in full, (a) insurance against loss, theft, destruction of, or damage to the Products in an amount not less than the full replacement value thereof, with Lessor named as a loss payee thereunder, and (b) such public liability end property damage insurance as is customarily maintained by prudent operators of similar businesses, with Lessor named as an additional insured thereunder. Lessee shall, at Lessor's request, deliver certificate(s) of such insurance to Lessor, and shall require that the carrier(s) of all such insurance give Lessor not less than ten (10) days prior written notice of any change to or cancellation of the related policies. If the proceeds received by Lessor from such insurance are less than the Stipulated Loss Value for Casualty Products, Lessee shall pay to Lessor the amount of such deficiency. Notwithstanding anything to the contrary contained herein, Lessee may, upon Lessor's prior written approval, self-insure in accordance with the standards sat forth above.

11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE.

Lessee represents, warrants and covenants to Lessor at the time Lessee enters into this Agreement and each Schedule that:

(a) Lessee is an entity duly organized and validly existing in good standing under the laws of the jurisdiction of its organization and in all jurisdictions with respect to which its ownership or its conduct of business or leasing of property requires it to be so qualified; has full power and authority to execute, deliver, and perform under this Agreement and each Schedule;

(b) The execution and delivery by Lessee of the Documents have been duly authorized by all necessary corporate or other action on the part of Lessee, and have been duly executed and delivered on Lessee's behalf by Persons duly authorized in that regard, and constitute the legal, valid and binding agreements of Lessee, enforceable against Lessee in accordance with their respective terms (subject to applicable bankruptcy and other similar laws);

(c) The execution and delivery of and performance under any of the Documents to which Lessee is a party do not and shall not result in a breach of, constitute a default under, contravene any provision of, or result in the creation of any lien on or in any property or assets of Lessee pursuant to any documents pursuant to which Lessee is organized or operates, or any agreement, indenture or other instrument to which Lessee is a party or by which Lessee or any of its property or assets may be bound or affected;

(d) There is no action, suit or proceeding pending or, to the knowledge of Lessee, threatened in any court or tribunal or before any competent authority against Lessee or any of its property or assets which challenges any Documents or any of the transactions contemplated hereunder or which may have a material adverse effect on the financial condition or business of Lessee; and

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(e) The financial statements and other information furnished and to be furnished to Lessor by Lessee are and shall be true and correct in all material respects.

If any Person guarantees payment or performance by Lessee of any liabilities or obligations of Lessee under this Agreement or any Schedule (a "Guarantor"), the preceding representations, warranties and covenants shall be deemed to be made by Lessee on behalf of such Guarantor as well as Lessee as if such Guarantor was named in addition to Lessee therein.

12. WARRANTY ASSIGNMENT; EXCLUSION OF WARRANTIES; LIMITATIONS OF LIABILITY; FINANCE LEASE.

(a) Provided no Event of Default has occurred and is continuing hereunder, Lessor assigns to Lessee the benefit of any warranty or right of return provided by any Seller until such time as the Lease of such Product to Lessee has terminated or expired.

(b) LESSEE ACKNOWLEDGES THAT LESSOR DID NOT SELECT, MANUFACTURE, SUPPLY OR LICENSE ANY PRODUCT AND THAT LESSEE HAS MADE THE SELECTION OF PRODUCTS BASED UPON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE ON STATEMENTS MADE BY LESSOR OR ITS AGENTS. LESSEE FURTHER ACKNOWLEDGES THAT NEITHER THE SELLER NOR LICENSOR OF THE PRODUCTS (INCLUDING THE SALESPERSONS OF ANY OF THEM) IS AN AGENT OF LESSOR (EVEN IF AFFILIATED WITH LESSOR). NOR ARE THEY AUTHORIZED TO WAIVE OR ALTER ANY TERMS OF THIS AGREEMENT NOR ANY LEASE. LESSOR LEASES THE PRODUCTS AS-IS AND MAKES NO WARRANTY, EXPRESS, IMPLIED, OR OTHERWISE, INCLUDING ANY WARRANTIES OF DESIGN, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, ANY WARRANTIES OF TITLE OR AGAINST INFRINGEMENT, OR ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE, ALL OF WHICH ARE SPECIFICALLY DISCLAIMED BY LESSOR. LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT) IT MIGHT HAVE AGAINST LESSOR OR ITS ASSIGNEE FOR ANY LOSS, DAMAGE OR EXPENSE CAUSED BY OR WITH RESPECT TO ANY PRODUCTS.

(c) IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY SCHEDULE OR THE SALE, LEASE OR USE OF ANY PRODUCTS INCLUDING INTERRUPTION OF SERVICE, LOSS OF DATA, LOSS OF REVENUE OR PROFIT, LOSS OF TIME OR BUSINESS, OR ANY SIMILAR LOSS, EVEN IF LESSOR IS ADVISED IN ADVANCE OF THE POSSIBILITY OR CERTAINTY OF SUCH DAMAGES AND EVEN IF LESSEE ASSERTS OR ESTABLISHES A FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED IN THIS AGREEMENT.

(d) Lessee agrees that it is the intent of both parties that each Lease qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges either (i) that Lessee has reviewed and approved any written supply contract covering the Products purchased from the Seller thereof for lease to Lessee or (ii) that Lessor has informed or advised Lessee, in writing, either previously or by this Agreement, that Lessee may have rights under the supply contract evidencing the purchase of the Products and that Lessee should contact the Seller for a description of any such rights. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A

13. EVENTS OF DEFAULT.

It shall be an event of default hereunder and under any Schedule ("Event of Default") if:

(a) Lessee fails to pay any Rent or other amounts payable under this Agreement or any Schedule within 15 days after its due date:

(b) Any representation or warranty made by Lessee or any Guarantor to Lessor under, or in connection with entering into this Agreement, any Schedule or any other Document is at the time made materially untrue or incorrect;

(c) Lessee fails to comply with any other obligation or provision of this Agreement or any Schedule and such failure shall have continued for 30 days after notice from Lessor;

(d) Lessee or any Guarantor becomes insolvent or bankrupt, admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or Lessee or any Guarantor applies for or consents to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property (or such receiver, trustee or similar officer is appointed without its consent); or Lessee or any Guarantor institutes any bankruptcy, Insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or any such proceeding is instituted against Lessee or any Guarantor end is not dismissed within 60 days; or any judgment, writ, warrant or attachment or execution of similar process is issued or levied against a substantial part of the property of Lessee or any Guarantor and remains unsatisfied for 60 days.

(e) Lessee or any Guarantor dissolves, liquidates or otherwise terminates its existence as an entity, or consolidates with or merges with or into any entity, or sells, leases or otherwise disposes of all or substantially all of its assets, or incurs a substantial amount of Indebtedness other than in the ordinary course of its business, or engages in a leveraged buy-out or any other form of corporate reorganization. In each case whether in a single transaction or in a series of related transactions, UNLESS in each case and before the event in question, either (i) Lessor, based on written confirmation from such party, is reasonably satisfied that such party's financial condition and credit standing shall not be impaired by the event, or (ii) such party's obligations under this Agreement, each Schedule and any Guaranty are assumed or guaranteed in a manner reasonably satisfactory to Lessor by an entity having in Lessor's good faith opinion at least as good financial condition and credit standing as those of such party immediately before the event; or

(f) Lessee or any Guarantor is in default under any other lease, contract, agreement or obligation now existing or hereafter entered into with Lessor or any Affiliate of Lessor whether such party is bound alone or with others.

14. REMEDIES; TERMINATION.

(a) Upon an Event of Default, Lessor may:
     (i)   require Lessee to return any or all Products as provided in Section
7;
     (ii) without further notice, take possession of any or all Products ("Repossession") and for such purpose Lessee hereby (A) shall, if requested by Lessor, assemble the Products and deliver them to a location designated by Lessor and (B) grants Lessor the right to enter the premises where such Products, are located for the purpose at Repossession;
     (iii) terminate this Agreement and/or any or all Schedules;
     (iv) without terminating or being deemed to have terminated this Agreement or any Schedule, sell, lease or otherwise dispose of any or all Products (as agent and attorney-in-fact for Lessee to the extent necessary) upon such terms and in such manner (at public or private sale) as Lessor deems advisable in its sole discretion ("Disposition"); or
     (v) declare immediately due and payable as a pre-estimate of liquidated damages for loss of bargain and not as a penalty, the Stipulated Loss Value of the Products in lieu of any further Rent, in which event Lessee shall pay such amount to Lessor within 10 days after the date of Lessor's demand.

(b) Upon termination of this Agreement or termination or expiration of any Schedule, all right, title and interest of Lessee in or to the use of the Products subject to the terminated Schedule(s) shall absolutely cease and Lessee shall return any and all such Products in accordance with Lessor's instructions. Termination or expiration of one or more of the Schedules shall not in and of itself constitute termination of this Agreement.

(c) Lessee shall pay all costs arising or incurred by Lessor as a result of an Event of Default by Lessee or any Guarantor, including reasonable legal fees and expenses, and all costs related to the Repossession, transportation, re-furbishing, storage and Disposition of any or all Products ("Default Expenses"). In the event Lessor recovers proceeds (net of Default Expenses) from its Disposition of the Products, Lessor shall credit such proceeds against the Stipulated Loss Value owed by Lessee under Section

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14(a)(v). Lessee shall remain liable to Lessor for any deficiency. If the proceeds of the Disposition (net of Default Expenses) exceed the Stipulated Loss Value, or Lessee has paid the Stipulated Loss Value, Default Expenses and any other amounts owing, Lessee shall be entitled to such excess.

(d) All rights of Lessor are cumulative and not alternative and may be exercised by Lessor separately or together. In addition to the rights of Lessor specifically set forth in this Agreement or any Schedule, Lessor shall be entitled to any other appropriate order or remedy available by contract, at law or in equity

15.  QUIET ENJOYMENT.

Lessor shall not interfere with Lessee's right to possession and quiet enjoyment of Products during the relevant Lease Term, provided no Event of Default has occurred or is continuing.

16.  INDEMNIFICATION.

Lessee shall indemnify, defend and hold Lessor, its assignees, and their respective officers, directors, employees, representatives and agents harmless from and against, all claims, demands, damages, losses, liabilities, actions, costs or expenses, including reasonable legal fees and expenses (collectively, "Claims"), arising from or incurred in connection with this Agreement, any Schedule, or the selection, manufacture, acquisition, possession, ownership, use, maintenance, condition, return or operation of any Products (including Claims for personal injury or death and for damage to property, Claims related to patent, copyright or trademark infringement and Claims related to any subsequent use or disposition by Lessor, Lessor's Affiliates or any of their respective successors or assigns of any Products resulting from such Product's containing any data or other materials of Lessee or any third party), regardless of the form of action (including negligence, tort and strict liability). This indemnity shall not extend to any loss caused solely by the negligence or willful misconduct of Lessor. Lessee shall assume the defense of such Claim at its expense and pay any amount in settlement and all costs and damages awarded against or incurred by Lessor or any other Person Indemnified hereunder, provided, however, that any Person indemnified hereunder shall have the right to participate in the defense of such Claim with counsel of its choice and at its expense and to approve any such settlement (such approval not to be unreasonably withheld or delayed). Lessee shall keep Lessor informed at all times as to the status of Lessee's efforts and consult with Lessor concerning its efforts.

17. OWNERSHIP; LIENS AND ENCUMBRANCES; LABELS.

As between Lessor and Lessee, title to the Products (other than any Licensed Materials) is and shall remain with Lessor. During the relevant Lease Term, Products shall be and remain movable, personal property and Lessee agrees to take all action necessary or reasonably requested by Lessor to ensure that Products retain such status Lessee shall, at Lessee's expense, keep Products free and clear of liens, security interests, attachments, seizures and encumbrances of any kind (except those arising hereunder or solely through the acts of Lessor) and shall immediately notify Lessor if any Person attempts to claim ownership of, a lein against, or any other interest in, or bring any legal process with respect to, any of the Products. Lessee shall affix if Lessor so requires plates, labels, or other markings upon Products (other than any Licensed Materials) indicating Lessor as the owner.

18. REMEDYING DEFAULTS.

If Lessee shall fail to perform or comply with any of Lessee's obligations hereunder or under any Schedule, Lessor in its discretion may do all such reasonable acts and make all such reasonable disbursements as may be necessary to itself perform, or cause performance of or compliance with, such obligations, without the same constituting a waiver of such obligations or creating any obligation or liability on the part of Lessor either to remedy any other failure to perform or comply or to take any other action whatsoever, and any disbursements so made shall be payable by Lessee on demand, together with interest at the Overdue Rate from the date of disbursement by Lessor to the date of payment by Lessee.

19. NOTICES.

Except as may be specifically provided herein, all notices with respect hereto shall be given in writing and shall be delivered (including delivery by courier, facsimile transmittal, or similar means) or sent by mail, postage prepaid, return receipt requested, addressed to the party for whom intended at the address specified on the first page of this Agreement or at such other address as the intended recipient previously shall have designated by at least 10 days written notice to the other party. Unless otherwise provided in this Agreement, notice shall be effective on the date that it is received or (if mailed as described above) 4 Business Days after the date of mailing.

20. ASSIGNMENT.

(a) NEITHER THIS AGREEMENT, ANY SCHEDULE, OR ANY RIGHT OR OBLIGATION HEREUNDER OR THEREUNDER IS ASSIGNABLE IN WHOLE OR IN PART, WHETHER BY OPERATION OF LAW OR OTHERWISE, BY LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, NOR MAY
LESSEE ASSIGN OR SUBLET PRODUCTS WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. LESSOR, AT ITS SOLE DISCRETION, MAY ASSESS AN ADMINISTRATIVE FEE FOR ANY APPROVED ASSIGNMENT OR SUBLEASE BY LESSEE. ANY ATTEMPTED ASSIGNMENT OR SUBLETTING WITHOUT LESSOR'S PRIOR WRITTEN CONSENT SHALL BE VOID AND OF NO FORCE AND EFFECT. Upon Lessor's prior written consent, Lessee may assign or sublease a
Schedule in whole to an Affiliate subject to the following terms:
(i) Lessee shall provide to Lessor 30 days prior written notice of the location of the Products and the Identity of the subsequent lessee thereof; and (ii) no assignment or sublease shall in any way discharge Lessee's obligations to Lessor under this Agreement or Schedule; and (iii) the terms and conditions of such assignment or sublease shall be subject to Lessor's reasonable approval and be expressly subject and subordinate to the terms of this Agreement and the applicable Schedule. Lessee shall assign any of its rights under such sublease or assignment to Lessor (or its assignee) as additional collateral and security for performance of Lessee's obligations hereunder,

(b) Lessor may at any time without notice to Lessee, but subject to the rights of Lessee hereunder, transfer, assign, or grant a security interest in any Product, this Agreement, any Schedule, or any rights hereunder or thereunder (including any Rent or other monies and benefits due or to become due hereunder), in whole or in part, in such event, the assignment shall not relieve Lessor of any of its obligations hereunder. Lessee agrees that the rights of any such assignee will not be subject to any claims, defenses or setoffs that Lessee may have against Lessor.

(c) This Agreement shall be binding upon and inure to the benefit of Lessor and its successors and assigns and shall be binding upon Lessee and the heirs, executors, administrators, successors and permitted assigns and permitted sublessees of Lessee.

21. SURVIVAL

All of the representations, warranties, covenants and agreements of Lessee contained in this Agreement or any Schedule shall survive the termination of this Agreement and the expiration or earlier termination of any or all Schedule(s) until all obligations of Lessee under this Agreement and all Schedules have been performed in full provided, however, that the provisions of Sections 11, 12(b), 12(c), 12(d), and 16 shall continue in full force and effect even after all obligations of Lessee have been performed in full.

22. GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF JURY TRIAL

THIS AGREEMENT AND EACH SCHEDULE SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, U.S.A. (EXCEPT AS OTHERWISE PROVIDED IN SECTION 25(h) REGARDING THE DETERMINATION OF THE MAXIMUM AMOUNT OF TIME PRICE BALANCE DIFFERENTIAL AND INTEREST), EXCLUSIVE OF ANY PROVISIONS OF THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS, THE UNIDROIT INTERNATIONAL CONVENTION ON FINANCIAL LEASING (OTTAWA, 1988) AND WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. LESSEE IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN COOK COUNTY, ILLINOIS, AND WAIVES TO THE FULLEST EXTENT ALLOWED BY LAW ANY OBJECTION TO
VENUE IN SUCH COURT, AND FURTHER WAIVES ANY RIGHT TO A TRIAL BY JURY.

23. DEFINITIONS.

In addition to the terms defined elsewhere in this Agreement, the following terms have the following respective meanings for purposes of this
Agreement:

Acceptance. Defined in Section 2(a).
----------

                                    4 of 6

Acceptance Date. Defined as the date on which Products are deemed accepted under
---------------
Section 2(a).

Affiliate. Any Person that directly or indirectly controls, is controlled by, or
----------
is under common control with, Lessor or Lessees as the context may require.

Agreement. This Master Lease Agreement.
----------

Applicable Laws. All applicable laws, rules, regulations and orders of any
--------------
government authority with jurisdiction over a party or over its performance in connection with this Agreement or any Schedule (including Lessee's lease or use of Products hereunder or thereunder).

Business Day. Any day except Saturday, Sunday or a day on which banking
------------
institutions are required or authorized by law or other governmental action to be closed in Illinois.

Casualty Products. Defined in Section 8.
-----------------

Claims. Defined in Section 16.
------

Commencement Date. Defined in Section 2(b).
-----------------

Default Expenses. Defined in Section 14(c).
----------------

Disposition. Defined in Section 14(a)(iv).
------------

Documents. Defined as this Agreement, any Schedules, Certificates of
---------
incumbency or other documents requiring execution hereunder.

Documentation. All user guides, driver installation guides, listings,
-------------
manuals, illustrations, and other written materials or publications that accompany or constitute all or a portion of the Products or that are provided by or on behalf of any manufacturer, supplier or Licensor of Products to Lessee relating to the installation, operation, sale, support or other use of such Products, and all modifications, additions, supplements, translations, derivative works and full or partial copies of any thereof, regardless of who prepared the same.

Event of Default. Defined in Section 13.
----------------

Guarantor. Defined in Section 11.
---------

Lease. Defined in Section 1.
-----

Lease Term. Defined in Section 2(b).
----------

Licensed Materials. Defined in Section 4.
------------------

Licenses. Defined in Section 4.
--------

Licensors. Defined in Section 4.
---------

Operating System Software Kit. All manuals (which include the end-user license
----------------------------
agreement), printed material, certificates of authenticity and media (including CD-ROMs, DVDs and diskettes) distributed or made available by either the Seller or Licensor in connection with the Product's operating system.

Overdue Rate. A rate equal to the lesser of 1-1/2% per month or the
------------
highest rate permitted by applicable law.

Person. Any individual, partnership, joint venture, corporation, limited
------
liability company, trust, unincorporated organization, joint stock company, government or department or agency thereof, or other form of association or entity.

Primary Term. Defined in Section 2(b).
------------

Products. All of the computer hardware, parts, equipment, accessories, and
--------
other products (including any Software or Documentation and the Operating System Software Kit) that Lessor, in its sole discretion, may from time to time lease or offer for lease to Lessee under this Agreement.

Rent. Defined in Section 3(a).
----

Repossession. Defined in SectIon 14 (a)ii).
------------

Schedule. Defined in Section 1.
--------

Software. All software or computer programs that accompany or constitute all or
--------
a portion of any Products or are provided by or on behalf of any vendor or Licensor to Lessee with respect to any Products, and all modifications, additions, supplements, translations, derivative works, and full or partial copies of any thereof, regardless of who prepared the same, and code with respect thereto, whether embodied in or contained on magnetic tape, disk, semiconductor device, or any other device or medium.

Seller. Any supplier, manufacturer, vendor or reseller of the Products.
------

Stipulated Loss Value. With respect to any Product, an amount equal to the sum
----------------------
of(a) all Rent and other amounts then due and owing (including interest at the Overdue Rate from the due date until payment is received) under the Lease, plus
(b) the present value of all future Rent to become due under the Lease during the remainder of the Lease Term, plus (c) the present value of either any end-of-term purchase Option Price for the Product specified in the relevant Schedule or, if no such Option Price is specified in such Schedule, the estimated in-place fair market value at the end of the Lease Term as determined by Lessor. Each of (b) and (c) shall be calculated using the discount rate of the Federal Reserve Bank of Chicago on the Commencement Date of the applicable Schedule.

Taxes or Duties. Defined in Section 3 (b).
---------------

24. CONSTRUCTION.

The headings used in this Agreement are for convenience only and shall have no legal effect. This Agreement shall be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

25. MISCELLANEOUS.

(a) If more than one Person executes this Agreement or any Schedule as Lessee, their respective liabilities hereunder or thereunder shall be both joint and several, but Lessor shall be fully discharged in respect of any obligation hereunder upon performance of that obligation to any one of them.

(b) Failure of Lessor at any time to require Lessee's performance of any obligation shall not affect the right to require performance of that obligation. No term, condition or provision of this Agreement or any Schedule shall be waived or deemed to have been waived by Lessor unless it is in writing and signed by a duly authorized representative of Lessor. A valid waiver is limited to the specific situation for which it was given.

(c) Lessee shall furnish such financial statements of Lessee and any Guarantor (prepared in accordance with generally accepted accounting principles consistently applied) and other information as Lessor may from time to time reasonably request. Lessee shall notify Lessor within 10 days after any material adverse change in Lessee's or any Guarantor's financial condition.

(d) Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or under any circumstances, shall be invalid or unenforceable to any extent under applicable law, and the extent of such invalidity or unenforceability does not destroy the basis for the bargain between the parties as expressed herein, then
(i) such provision shall be deemed severed from this Agreement with respect to such party or such circumstance, without invalidating the remainder of this Agreement or the application of such provision to other Persons or circumstances, and (ii) a new provision shall be deemed substituted in lieu of the provision so severed which new provision shall, to the extent possible, accomplish the intent of the parties hereto as evidenced by the provision so severed.

(e) All Lessee's obligations hereunder shall be performed or observed at Lessee's expense.

(f) Lessee shall, upon Lessor's demand, promptly execute, acknowledge, deliver, file, register and record any and all further documents and take any and all other action reasonably requested by Lessor from time to time, for the purpose of fully effectuating the intent and purposes of this Agreement or any Schedule, and to protect the interests of Lessor, its Successors and assigns. The parties intend for each lease to constitute a true lease of Products under the Uniform Commercial Code and all Applicable Laws; if, however, any Lease is determined to be other than a true lease, Lessee grants to Lessor a security interest in the Products and all proceeds thereof.

Lessee hereby appoints Lessor as Lessee's agent and attorney-in-fact to execute, deliver and file in the name of Lessee (and Lessee agrees to execute if requested) any financing statements or related filings as Lessor may reasonably deem necessary or appropriate. In addition, Lessor may file a copy of this Agreement or any Schedule in lieu of a financing statement

(g) Each Schedule may be executed in two manually numbered counterparts. Counterpart number one when executed and delivered and which has the Lessor's original signature or is in Lessor's possession shall constitute chattel paper as that term is defined in the Uniform Commercial Code. To the extent a Schedule constitutes chattel paper, no security interest in such Schedule may be perfected except by the possession of the manually numbered and executed counterpart of such Schedule. If Lessee transmits a Schedule by facsimile, the facsimile copy as received by Lessor shall be binding on Lessee as if it were manually signed. Lessee acknowledges that Lessor may rely on Lessee's facsimile transmission and as such, Lessee covenants that this Agreement or any Schedule has not been changed. Lessor shall be bound by a Schedule once it has either purchased the Products subject to that Schedule, or manually signed the Schedule, whichever occurs first. Lessee agrees that the facsimile version of a Schedule manually signed by Lessor shall constitute the original Lease for all purposes including, without limitation, (i) any hearing, trial or proceeding with respect to such Schedule; (ii) any determination of which version of such Schedule constitutes the single true original item of chattel paper under the Uniform Commercial Code. Lessee agrees to deliver all Documents with Lessee's original signature upon Lessor's request.

(h) Lessor and Lessee intend for each Lease to constitute a true lease of Products under the Uniform Commercial Code and all applicable law. If, however, any Lease is determined to be a lease intended as security, in no event shall Lessee, by acceleration or prepayment of the unpaid time price balance under the related Schedule or otherwise, be obligated to pay any time price balance differential in excess of the maximum amount permitted by applicable law (and for purposes of this Section the applicable law shall be the law of the state specified in Section 22 or the law of the state where the Products are located, whichever law permits the greater amount). Any acceleration or prepayment of the unpaid time price balance shall be subject to all applicable law, including rebates of unearned charges. If in any event whatsoever Lessor shall receive anything of value under a Lease deemed interest under applicable law which would exceed the maximum amount of interest, the excess amount shall be applied to the reduction of the unpaid time price balance or shall be refunded to Lessee. All sums paid or agreed to be paid by Lessee to Lessor for the use, forbearance or detention of money shall, to the fullest extent permitted by applicable law, be amortized, prorated and allocated and spread throughout the full term of the applicable Schedule so that the amount of consideration constituting interest is uniform throughout the term of such Schedule and does not exceed the maximum permitted by applicable law. If any of the provisions of this paragraph conflict with any provision(s) of any other paragraph of this Agreement, any Schedule, or any provision(s) in any other agreement or course of dealing between Lessor and Lessee, the provisions of this paragraph shall control and govern the interpretation of this Agreement, such Schedule and any such other agreement or course of dealing.

(i) This Agreement and the Schedules hereto between Lessor and Lessee set forth all of the understandings and agreements between the parties and supersede and merge all prior written or oral communications, understandings, or agreements between the parties relating to the subject matter contained herein. This Agreement may be amended only in writing signed by Lessor (by a duly authorized representative) and Lessee. Lessee agrees to be bound by the terms of this Agreement and, to the extent applicable, that the provision concerning a separately signed document pursuant to Uniform Commercial Code Section 2A-208 has been complied with.

     Executed by the undersigned on the dates set forth below, to be effective as of the Effective Date.

        DELL FINANCIAL SERVICES L.P.     INTERLIANT, INC
        "Lessor"                         "Lessee"

By:    /s/                               By:    /s/ William Wilson
       ---------------------------------        -----------------------------
NAME:                                    NAME:  William A. Wilson
       ---------------------------------         -----------------------------
TITLE: President Dell Financial Services TITLE: Chief Financial Officer
       ---------------------------------        -----------------------------
DATE:  02/25/00                          DATE:  01/26/00
       --------------------------------         -----------------------------

                       AMENDMENT NO. 1 DATED 1-26, 2000
                TO THE MASTER LEASE AGREEMENT DATED 1-26, 2000
           BETWEEN INTERLIANT, INC AND DELL FINANCIAL SERVICES L.P.

     This Amendment is made part of and modifies the Master Lease Agreement (the "Agreement") between Interliant, Inc ("Lessee") and Dell Financial Services L.P. ("Lessor"). Terms otherwise not defined herein shall have the meaning ascribed to them in the Agreement. To the extent of any conflict or inconsistency between this Amendment and the terms and conditions of the Agreement, this Amendment will prevail.

     The following Sections of the Agreement are hereby modified:

1.   Section 2, "Acceptance; Commencement Date and Term".

     In the fourth sentence of subsection (a), after "comply with the prior sentence" insert "and such failure shall continue for 5 days after Notice from Lessor".

2.   Section 8, "Risk of Loss; Maintenance".

     In the third sentence after, "acceptable to Lessor", delete "or, upon Lessor's prior written approval, Lessee may self-maintain the Products in accordance with the standards set forth in this section", and insert, "Lessor hereby consents to Lessee self-maintenance of the Products in accordance with the standards set forth above as long as there is no substantial adverse change in Lessee's financial condition."

3.   Section 13, "Events of Default".

     In subsection (a), after "days after its due date" insert "and such failure shall continue for 5 days after Notice from Lessor".

     In subsection (f), after "is in default" insert "in any material respect and beyond all applicable notice, grace and cure periods".

4.   Section 16, "Indemnification".

     In the second sentence, after "extend to any loss" insert "to the extent"; in the same sentence, after "caused", delete "solely".

5.   Section 18, "Remedying Defaults"

     In the first sentence, after "under any Schedule" insert "beyond applicable notice and cure periods".

6.   Section 19, "Notices"

     Insert the following new second sentence, "Lessor agrees to give Notice in addition to the Lessee address on the first page to:
                                            Attn: Finance
                                            1301 Fannin Street, Suite 700,
                                            Houston, TX 77002."

7.   Section 20, "Assignment"

Insert the following at the end of the section, "In each instance, any approval required shall not be unreasonably withheld or delayed".

Except as amended hereby, the Master Lease Agreement is restated and shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been duly executed by each party as of the day and year first above written.

LESSOR:                                        LESSEE:
DELL FINANCIAL SERVICES L.P.                   INTERLIANT, INC


By: /s/                                        By: /s/ William A. Wilson
   -------------------------------------          ------------------------------

Title: President Dell Financial Services      Title: CFO
      ----------------------------------            ----------------------------

                 AMENDMENT NO. 2 DATED ________________, 2000
         TO THE MASTER LEASE AGREEMENT DATED __________________, 2000
                           BETWEEN INTERLIANT, INC.
                       AND DELL FINANCIAL SERVICES L.P.

     This Amendment is made part of and modifies the Master Lease Agreement (the "Agreement") between Interliant, Inc. ("Lessee") and Dell Financial Services L.P. ("Lessor"). Terms not defined otherwise herein shall have the meaning ascribed to them in the Agreement. To the extent of any conflict or inconsistency between this Amendment and the terms and conditions of the Agreement, this Amendment will prevail.

     The following section of the Agreement is hereby modified:

1.   Section 1, "Lease".

     Insert the following as an entirely new second paragraph:
     "Schedules may be entered into hereunder by the named Lessee's majority owned direct and indirect Affiliates organized under the laws of a jurisdiction within the United States of America which Affiliates are listed in attached Exhibit A hereto (which Exhibit A may be amended from time to time by the undersigned Lessee and Lessor). Each such Affiliate which executes a Schedule shall be considered a "Lessee" under this Agreement and under each Lease to which it is a party. Prompt payment and performance of all obligations of each Affiliate under each Lease are hereby unconditionally and irrevocably guaranteed by the undersigned Lessee to Lessor, its successors and assigns, regardless of any circumstance which might otherwise be a defense available to, or a discharge of, the undersigned Lessee or the Affiliate. The undersigned Lessee agrees that this is a continuing guaranty of payment and not of collection, and that Lessor may proceed directly against the undersigned Lessee without first proceeding against the Affiliate or the Products. The undersigned Lessee waives all defenses and notices, including those of protest, presentment and demand, notice of acceptance hereof and all other notices of any kind. The undersigned Lessee agrees that any renewal, extension or other modification of the terms of the Lease will not release it from its guaranty obligations hereunder. Lessor may, without affecting the undersigned Lessee's liability hereunder, compromise or release any rights against the Affiliate or the Products. This guaranty may be enforced by any assignee or successor of Lessor to the same extent as Lessor itself may enforce it.".


Except as amended hereby, the Master Lease Agreement is restated and shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been duly executed by each party as of the day and year first above written.

LESSOR:                                          LESSEE:
DELL FINANCIAL SERVICES L.P.                     INTERLIANT, INC.

By:_________________________________             By: /s/ William A. Wilson
                                                    ----------------------------
Title:______________________________             Title: CFO
                                                       -------------------------

                         EXHIBIT A, LESSEE AFFILIATES
                              As of March 2, 2001

Knowledge Systems, Inc.
4124-M Walney Road
Chantilly, VA  20151


Resource Partner, Inc.
180 E. Broad Street
Columbus, OH 43215


Interliant Consulting and Professional Services
12 Gill Street
Woburn, MA 01801








LESSOR:                                          LESSEE:
DELL FINANCIAL SERVICES L.P.                     INTERLIANT, INC.

By:___________________________________           By: /s/ William A. Wilson
                                                    ----------------------------

Title:________________________________           Title: C.F.O.
                                                       -------------------------

                    AMENDMENT NO. 3 DATED DECEMBER 13, 2000
         TO THE MASTER LEASE AGREEMENT DATED __________________, 2000
                           BETWEEN INTERLIANT, INC.
                       AND DELL FINANCIAL SERVICES L.P.



     This Amendment is made part of and modifies the Master Lease Agreement and all Amendments pertaining thereto (the "Agreement") between Interliant, Inc. ("Lessee") and Dell Financial Services L.P. ("Lessor"). Terms not defined otherwise herein shall have the meaning ascribed to them in the Agreement. To the extent of any conflict or inconsistency between this Amendment and the terms and conditions of the Agreement, this Amendment will prevail.

     The following section of the Agreement is hereby modified:

1.   Section 2, "Acceptance; Commencement Date and Term".

     In the fourth sentence, delete all occurrences of "5" and insert "10" in lieu thereof.





Except as amended hereby, the Agreement is restated and shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been duly executed by each party as of the day and year first above written.

LESSOR:                                          LESSEE:
DELL FINANCIAL SERVICES L.P.                     INTERLIANT, INC.

By:                                              By:

Title:                                           Title:

                                Leaseline Rider
                                      To
      Master Lease No. 4187960, dated January 26, 2000 ("the Agreement")
                                By and between
                          Interliant, Inc. ("Lessee")
                  and Dell Financial Services L.P. ("Lessor")

Lessor and Lessee hereby amend the Agreement to incorporate the following terms and conditions:

Dell Quarterly Ordering Period. Defined terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement, Schedule or other lease documents. This Rider applies to Leaseline Schedules which are those Schedules expressly referencing this Rider or otherwise denominated as "Leaseline" Schedules or including "LL" within as part of the Schedule number .

1.1  Definitions:

     "Products" under a Leaseline Schedule shall mean types of Dell products specified in the Leaseline Schedule

     "Ordering Period" shall be the time frame during which the Lessee may order Products for lease under a Leaseline Schedule. The time frame, the types of Products and the applicable Base Lease Rate Factors shall be specified in the Leaseline Schedule.

     "Leaseline Schedule" shall mean a Leaseline Schedule in substantially the form attached hereto and including the form of Schedule Summary.

     "Material Adverse Change" shall mean any material adverse change in the business, operations, assets, liabilities, financial condition, results of operations or business prospects of the Lessee, or in the ability of the Lessee to perform its obligations under the Lease, resulting from any act, omission, situation, status, event or undertaking, either singly or taken together.

     "Maximum Leaseline Amount" shall mean the aggregate Product Acquisition Cost approved for financing in an Ordering Period specified in a Leaseline Schedule.

1.2  Leaseline Schedule; Products Ordered during Ordering Period:

     For leaselines that have been approved by Lessor, Lessor will prepare and send to Lessee a Leaseline Schedule prior to the start of the Ordering Period. The Leaseline Schedule will be reviewed and signed by an authorized representative of Lessee. If Lessee does not return an executed Leaseline Schedule within 15 days of delivery, the Leaseline Schedule shall be null and void. Following Lessor's receipt of the signed Leaseline Schedule, Lessee may, for the duration of the Ordering Period, order Products from Dell of the type set forth in the Leaseline Schedule up to the amount to the Maximum Leaseline Amount set forth in the Leaseline Schedule. Notwithstanding the foregoing, in the event Lessor determines that a Material Adverse Change has occurred, Lessee may not order additional Products under the Leaseline Schedule during the Ordering Period.

1.3  Acceptance of Products:

     Products ordered pursuant to a properly executed Leaseline Schedule shall be accepted pursuant to the terms of the Agreement. Daily Rent shall accrue with respect to each Product during the Acquisition Period from the Acceptance Date of the Product.

1.4  Leaseline Schedule Summary:

     For a quarterly Ordering Periods, Lessor shall, as an administrative convenience for Lessee, send monthly summaries to Lessee which may be sent by facsimile, e-mail or overnight mail and shall include the following: (A) a description of all Products shipped by Dell to Lessee during the month; (B) the Product service tag number; and (C) the applicable monthly Rent for such Products under the Schedule. During the last month of a quarterly Ordering Period, Lessor shall send to Lessee Schedule summary (the "Schedule Summary") which incorporates all terms and conditions of the Leaseline Schedule. Each Schedule Summary shall incorporate the information contained in the monthly summaries and also include Products ordered during the last month of the Ordering Period. Promptly upon receipt of a Schedule Summary Lessee shall review the Schedule Summary. Within the later of (i) the last Acceptance Date for the Products; or (ii) three (3) Business Days of its receipt of a Schedule Summary, Lessee agrees to (A) sign and return the applicable Schedule Summary or (B) in the event Lessee has a bona fide objection to the information in the Schedule Summary, contact Lessor promptly (in no event later than three (3) Business Days of receipt of the Schedule Summary) by telephone or e-mail specifying the information that Lessee has determined is incorrect in the Schedule Summary, provided, however, Lessee agrees that if Dell's records show that the Products on the Schedule Summary were shipped to Lessee within the Ordering Period, such shall be conclusive proof and such Products shall be deemed accepted for lease under the Leaseline schedule and correct in the Schedule Summary. Lessee appoints Lessor as its attorney-in-fact to execute each Schedule Summary on its behalf in the event Lessee fails to comply with the prior sentence, and Lessee shall be bound to all of the terms and conditions thereof. Such appointment shall be evidenced in a form separate from this Rider and is prepared for

Lessee's benefit and at its request and direction. The power of attorney is revocable by Lessee upon 30 prior days written notice. If Lessee revokes such power of attorney, Lessor may immediately revoke Lessee's right to order Products from Dell under a Leaseline Schedule. Lessee's payment of Rent with respect to a Schedule Summary shall serve as ratification of a Schedule Summary executed by Lessor as attorney-in-fact (although, Lessee's failure to pay such Rent shall not serve as a rejection of such Schedule Summary). Any claim by Lessee that Lessor's use of the power of attorney is invalid, shall be asserted by Lessee solely and exclusively against Lessor and Lessee shall not assert any defense, counterclaim or offset against any assignee of Lessor.

1.5  Rent:

     All Base Lease Rate Factors set forth in a Leaseline Schedule assume that all Products will be accepted under the Schedule within the Ordering Period. If Lessee does not accept the Products in accordance with the terms contained in the Agreement and Section 1.4 above, Lessor may, at its sole discretion, extend the Commencement Date or place the Products on a subsequent Leaseline Schedule (without affecting other terms contained herein or in the Agreement). The Base Lease Rate Factors are subject to adjustment by Lessor at the beginning of each calendar month during the Ordering Period for Products ordered during that month based on Lessor's determination of changes in like term U.S. Treasury Constant Yield Maturity rates.

     The first Rent payment for Products leased under a Leaseline Schedule shall consist of the sum of the following: (1) the first monthly Rent payment and (2) Daily Rent (calculated for each Product as 1/90 of the total Rent listed on the Summaries multiplied by the number of days from the Acceptance Date to, but excluding, the first Rent Payment due date.

1.6  End of Lease Options:

     Provided that no Event of Default has occurred and is continuing, Lessee shall have the following options for all, but not less than all of the Products upon expiration of the Primary Term (the "Expiration Date"):
     (A)  Purchase the Products for $1.00; or
     (B)  Upon at least 90 days but no more than 180 days prior written notice.
               (i) purchase the Products at the Option Price (as defined below);
               (ii) renew the Lease Term for a minimum of six (6) months at a rate and for a term agreed upon by both parties; or
               (iii)  return the Products in accordance with the Agreement.

     The Leaseline Schedule shall specify the applicable option. If neither Option is selected in the Leaseline Schedule, Option B shall govern. If Option A is selected, upon the later of: (x) expiration of the Primary Term; or (y) payment in full of all amounts due (including taxes and any late charges), title to the Products shall pass to Lessee, on an AS IS, WHERE IS basis, WITHOUT WARRANTY OR RECOURSE, EXPRESS, IMPLIED OR OTHERWISE, BY OR AGAINST LESSOR, INCLUDING ANY WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR AGAINST INFRINGEMENT. If Option (B)(i) is selected, the Option Price shall be a fair market value mutually agreed by Lessor and Lessee and upon payment in full of the Option Price and all amounts due (including any taxes and late charges), title to the Products shall pass to Lessee as described above. If Lessee desires to renew the Lease Term, Lessee and Lessor shall enter into a supplement to the applicable Leaseline Schedule to set forth the length of the renewal Lease Term, agreed upon amount of Rent and all other terms of the Schedule and the Agreement shall remain in full force and effect.

     If Lessee does nor return or purchase the Products, or renew the Lease, the Lease, the term of the Lease shall automatically be extended on a month-to-month basis, at the Rent in effect on the Expiration Date (prorated on a monthly basis if the Payment Period during the Primary Term was other than monthly), and shall continue until terminated by Lessee upon at least thirty (30) days prior written notice to Lessor on the first day of a Payment Period. Payments of Rent during month-to-month status are due and payable monthly in advance, on the same day of each month as the Commencement Date.

1.7  Miscellaneous Leaseline Provisions:

     All references to "Schedule" in the Agreement shall include Leaseline Schedules. If there are any conflicts or contradictory terms and conditions among a Leaseline Schedule, this Rider and the Agreement, then the terms of the Leaseline Schedule shall supersede those of this Rider, and this Rider shall supersede the terms and conditions of the Agreement.

All other terms and conditions of the Agreement shall remain the same.

INTERLIANT, INC.                        DELL FINANCIAL SERVICES L.P.
(Lessee)                                (Lessor)

By: /s/ Frank Lincks                    By:
    --------------------------              --------------------------------

   (Authorized Signature)                   (Authorized Signature)

    Frank Lincks, SVP-Finance
    --------------------------              --------------------------------
    (Name/Title)                            (Name/Title)

    3/7/01
    --------------------------              --------------------------------
    (Date)                                  (Date)

[DELL LOGO]

     Financial Services


                                   Form of
                              LEASELINE SCHEDULE

                              [LESSEE LEGAL NAME]
                MASTER LEASE AGREEMENT SCHEDULE NO. ________LL


COUNTERPART NO.__ OF 2 COUNTERPARTS. POSSESSION AND TRANSFER OF COUNTERPART NO. 1 OF THIS SCHEDULE IS THE ONLY EFFECTIVE MEANS TO TRANSFER OWNERSHIP OF OR CREATE A SECURITY IN THIS SCHEDULE.

THIS SCHEDULE IS SUBJECT TO THE TERMS AND CONDITIONS OF MASTER LEASE AGREEMENT NO. _______ DATED _______, 200_ and the Leaseline Rider thereto (collectively the "Agreement") BETWEEN DELL FINANCIAL SERVICES L.P. ("Lessor") AND ________________ ("LESSEE").

________________________________________________________________________________

Lessor hereby agrees to lease Lessee subject to the terms, conditions and provisions set forth in this Schedule and in the Agreement, the Products ordered by Lessee and set forth in the Summary Schedule. Any capitalized term used herein and not defined shall have the meaning ascribed to it in the Agreement.

________________________________________________________________________________
PRODUCT SELLER: Dell Computer Corporation or one of its Affiliates ("Dell"), One Dell Way, Round Rock, TX 78682

PRODUCT: Products under this Schedule shall mean the Dell Products of the types specified below which Lessee orders and Dell ships to Lessee Dell for lease under this Schedule and the Agreement during the Ordering Period which are within the Aggregate Amount of Total Product Acquisition Cos. A detailed description, including Product Acquisition Cost, description, quantity and location, Rent and Interim Rent shall be set forth in the Schedule Summary, a form of which is attached hereto and is considered an integral part of this Schedule.

ORDERING PERIOD: _____, 200_ to __________, 200_

MAXIMUM LEASELINE AMOUNT (during the Ordering Period): $

PRIMARY TERM: 24 MONTHS

PRIMARY TERM COMMENCEMENT DATE: ________, 200_

BASE LEASE RATE FACTORS: Dell Desktops: ________________
                         Dell Notebooks: _______________
                         Dell Servers: _________________
                         Miscellaneous Products, Software License Fees and
                         Services: _____________________

The Base Lease Rate Factors may be adjusted at the beginning of each calendar month during the Ordering Period for Products ordered during that month based on Lessor's determination of (1) any material adverse change in Lessee's financial condition and/ or (2) changes in U.S. Treasury Constant Yield Maturity rates.

RENT: During the Primary Term, Monthly Rent for the Products is payable in advance and shall be calculated by multiplying the Lease Rate Factor with the amount the Total Product Acquisition Cost. Rent shall be due and payable beginning on the Commencement Date. The first payment of Rent shall include: (i) Monthly Rent amount for the first month; and (ii) a pro-rated portion of Rent calculated based on a 90 day quarter for the period from the Acceptance Date of each Product to the Primary Term Commencement Date.

               MASTER LEASE AGREEMENT SCHEDULE NO ___________LL
                                  (continued)

--------------------------------------------------------------------------------
  END OF LEASE OPTIONS:

  [_]     Option A
          purchase the Products for $1.00

  [_]     Option B

    (i)   purchase all but not less than all of the Products at the Option
          Price;
    (ii) renew the Lease Term for a minimum of six (6) months at a rate and for a term agreed upon by both parties; or
    (iii) return all but not less than all of the Products in accordance with the Agreement.

  SCHEDULE SUMMARIES: Lessor shall send a Schedule Summary substantially in the same form as the form attached hereto during the last month of the Ordering Period. Lessee hereby agrees that it shall promptly review the Schedule Summary and will sign and return the Schedule Summary to Lessor within 3 Business Days of receipt. If Lessee does not duly sign and return the Schedule Summary to Lessor within 3 Business Days, Lessor shall sign the Schedule Summary as the attorney-in-fact.

  By signing below, each of the parties hereto agrees to be bound by the terms of the Agreement and this Schedule.


--------------------------------------------------------------------------------
  [LESSEE LEGAL NAME]                        DELL FINANCIAL SERVICES L.P.
  (lessee)                                   (Lessor)


  By:                                        By:


       (Authorized Signature)                      (Authorized Signature)

       (Name/Title)                                (Name/Title)

       (Date)                                      (Date)

-------------------------------------------------------------------------------
                               SCHEDULE SUMMARY

                MASTER LEASE AGREEMENT SCHEDULE NO. _________LL

THIS SCHEDULE SUMMARY IS SUBJECT TO THE TERMS AND CONDITIONS LEASELINE SCHEDULE NO. _________ BETWEEN DELL FINANCIAL SERVICES L.P. ("Lessor") AND _____________ ("Lessee").

--------------------------------------------------------------------------------
Product Description        Tag number       Ship Date       Monthly Rent
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________









[LESSEE LEGAL NAME]                          DELL FINANCIAL SERVICES L.P.
(Lessee)


or
DELL FINANCIAL SERVICES L.P.
ATTORNEY-IN-FACT FOR [LESSEE LEGAL NAME]


By:                                          By:

      (Authorized Signature)                       (Authorized Signature)

      (Name/Title)                                 (Name/Title)

      (Date)                                       (Date)